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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          -------------------------

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1998

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                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)




           DELAWARE                     33-92732                13-3034720
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     600 CONGRESS AVENUE
          SUITE 1400                                               78701
        AUSTIN, TEXAS                                           (Zip code)
    (Address of principal
      executive offices)


      Registrant's telephone number, including area code:  (512) 340-7800

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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         The registrant, Capstar Radio Broadcasting Partners, Inc. ("Capstar
Radio") hereby amends its Current Report on Form 8-K dated April 6, 1998 (the "Form 8-K") as set forth herein.


ITEM 5. OTHER EVENTS.

         In a press release dated April 14, 1998, a copy of which is filed as
Exhibit 99.2 hereto, Capstar Radio, a wholly-owned subsidiary of Capstar Broadcasting Partners, Inc., announced the amendment and pricing of its tender offer to purchase for cash all of its outstanding 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") and concurrent solicitation of consents to proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1*   --       Press release, dated March 30, 1998.

         99.2    --       Press release, dated April 14, 1998.

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*   Previously filed as an exhibit to the Form 8-K.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CAPSTAR RADIO BROADCASTING PARTNERS, INC.
                                     (Registrant)



                                     By:/s/WILLIAM S. BANOWSKY
                                        ---------------------------------------
                                     Name:   William S. Banowsky, Jr.
                                     Title:  Executive Vice President and
                                             General Counsel



Date:    April 21, 1998
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                                 EXHIBIT INDEX

   EXHIBIT
    NUMBER                       EXHIBIT TITLE
   -------                       -------------
       99.1*  --   Press release, dated March 30, 1998.

       99.2   --   Press release, dated April 14, 1998.

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*Previously filed as an exhibit to the Form 8-K.